                WELLS FARGO LEADERS OUTLOOK (SERIES I AND IR)
                         SEPARATE ACCOUNT TWO
                     HARTFORD LIFE INSURANCE COMPANY

                           FILE NO. 333-101954



                    SUPPLEMENT DATED NOVEMBER 18, 2004
                  TO THE PROSPECTUS DATED NOVEMBER 1, 2004

           SUPPLEMENT DATED NOVEMBER 18, 2004 TO YOUR PROSPECTUS

Effective September 15, 2004, New Star Institutional Managers Limited became the new sub-adviser for the Wells Fargo Variable Trust International Equity Fund, subject to Shareholder approval. Shareholders of the Wells Fargo Variable Trust International Equity Fund will be asked to approve the Fund's new sub-adviser at a special shareholder meeting currently scheduled for January 14, 2005.

     THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE
                             REFERENCE.

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